SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

ASA Limited

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid: __________________________

2) Form, Schedule or Registration Statement No. __________

3) Filing Party: _____________________________

4) Date Filed: ______________________________

ASA LIMITED

11 SUMMER STREET
4TH FLOOR
BUFFALO, NY 14209

January 23, 2009

Dear Shareholder,

You are cordially invited to attend the 2009 Annual General Meeting (the “Meeting”) of Shareholders of ASA Limited (the “Company”) to be held on Tuesday, February 17, 2009. At the Meeting, you will be asked to consider the election of directors and the ratification and approval of the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending November 30, 2009. During the Meeting, management also will present the Company’s audited financial statements for the fiscal year ended November 30, 2008.

The Board of Directors has considered each proposal and unanimously recommends that you vote FOR each proposal. Further details of the business to be transacted at the Meeting can be found in the accompanying Notice of Annual General Meeting of Shareholders and proxy statement. We invite you to attend the Meeting in person. Your vote is important. Whether or not you are able to attend, it is important that your shares be represented at the Meeting. Accordingly, we ask that you please sign, date and return the enclosed proxy card at your earliest convenience. As an alternative to using the proxy card to vote, you may vote by telephone or through the Internet. Please follow the instructions on the enclosed proxy card.

On behalf of the Board of Directors and management of the Company, I extend our appreciation for your continued support.

Sincerely yours,

Robert J.A. Irwin
Chairman of the Board, President and Treasurer
ASA Limited

ASA LIMITED

11 SUMMER STREET
4TH FLOOR
BUFFALO, NY 14209

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

February 17, 2009

NOTICE IS HEREBY GIVEN that the Annual General Meeting (the “Meeting”) of Shareholders of ASA Limited (the “Company”) will be held on Tuesday, February 17, 2009, at 10:00 a.m., Eastern Time, at the offices of K&L Gates LLP, 599 Lexington Avenue, 32nd Floor, New York, NY 10022, for the purpose of considering and acting upon the following business:

1.	To elect the Company’s Board of Directors.

2.
To ratify and approve the appointment of Ernst & Young LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2009, and to authorize the Audit Committee to set the independent auditors’ remuneration.

3.	Such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors unanimously recommends that shareholders vote FOR each of the proposals.

During the Meeting, management also will present the Company’s audited financial statements for the fiscal year ended November 30, 2008.

The Board of Directors has fixed the close of business on January 9, 2009 as the record date for the determination of the shareholders of the Company entitled to receive notice of, and to vote at, the Meeting and any adjournment or postponement thereof.

This Notice of Annual General Meeting of Shareholders is being sent on January 13, 2009 to registered shareholders. The proxy statement and the proxy card will be sent in the near future. The Annual Report of the Company for the fiscal year ended November 30, 2008, including audited financial statements, will accompany the proxy statement.

By order of the Board of Directors,

Paul K. Wustrack, Jr.
Secretary

January 13, 2009

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

If your shares are registered in your name, please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card in the envelope provided before the date of the Meeting. If you sign, date, and return the proxy card but give no voting instructions, the proxies will vote FOR each proposal. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly.

As an alternative to using the proxy card to return your proxy, you may vote in person at the Meeting or you may return your proxy:

•	by touch-tone telephone, with a toll-free call to 1-800-652-8683; or

•	through the Internet at www.investorvote.com/asa, by following the instructions on the website.

If you have any questions regarding the proposals or need assistance returning your proxy, please contact D.F. King & Co., Inc., the Company’s proxy solicitor, toll-free at 1-800-578-5378.

If we do not receive your voting instructions after our original mailing, you may be contacted by the Company or by D.F. King & Co., Inc. The Company or D.F. King & Co., Inc. will remind you to appoint a proxy.

If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee with your instructions for attendance or voting at the Meeting. If you hold your shares in street name and you wish to vote in person at the Meeting, you must request your nominee to provide you with a legal proxy in order to vote your shares at the Meeting.

____________________________________________

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to Be Held on February 17, 2009.

The proxy statement and the Annual Report of the Company
for the fiscal year ended November 30, 2008, are available at www.asaltd.com/proxymaterial.

ASA LIMITED

11 SUMMER STREET
4TH FLOOR
BUFFALO, NY 14209

______________________________

PROXY STATEMENT
______________________________

ANNUAL GENERAL MEETING OF SHAREHOLDERS

February 17, 2009

SOLICITATION AND REVOCATION OF PROXIES

The enclosed proxy card is solicited by the Board of Directors (the “Board”) of ASA Limited (the “Company”) for use at the Annual General Meeting (the “Meeting”) of the Company’s shareholders to be held on Tuesday, February 17, 2009, at 10:00 a.m., Eastern Time, at the offices of K&L Gates LLP, 599 Lexington Avenue, 32nd Floor, New York, NY 10022. (The Meeting and any adjournment or postponement of the Meeting are referred to herein as the “Meeting”.) The proxy may be revoked by a shareholder at any time prior to its use at the Meeting by an instrument in writing delivered to the Secretary, c/o ASA Limited, 11 Summer Street, 4th Floor, Buffalo, NY 14209 or delivered to him at the Meeting.

The expense of preparing, assembling, printing and mailing the proxy statement, proxy card and any other material used for the solicitation of proxies by the Board will be paid by the Company. In addition to the solicitation of proxies by use of the mails, directors and officers of the Company may solicit proxies by telephone, electronic communications or personal contact, for which they will not receive any additional compensation. The Company has retained D.F. King & Co., Inc., 48 Wall Street, New York, NY 10005 to assist in the solicitation of proxies. Such solicitation will primarily be by mail and telephone. The costs of the solicitation are estimated at approximately $16,000. D.F. King & Co., Inc. will be reimbursed for out-of-pocket costs in connection with the solicitation. The Company will also reimburse brokers, nominees and fiduciaries that are registered owners of shares of the Company for the out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of such shares. The approximate mailing date of this proxy statement and the proxy card will be January 23, 2009. The Annual Report of the Company for the fiscal year ended November 30, 2008, including audited financial statements, accompanies this proxy statement.

On November 19, 2004, ASA Limited, a South African public limited liability company and the predecessor company to the Company (“ASA South Africa”), was reorganized into the Company, a Bermuda exempted limited liability company. Certain information in this proxy statement relates to ASA South Africa as the predecessor company.

VOTING AT THE MEETING

Only registered shareholders at the close of business on January 9, 2009 (the “Record Date”) will be entitled to vote. There are 7,200,000 Common Shares of the Company outstanding, each of which entitles the holder to one vote. Each valid proxy received at or before the Meeting will be voted at the Meeting in accordance with the instructions on the proxy card. If a shareholder has signed a proxy card but no instructions are indicated, the named proxies will vote FOR the election as directors of each of the nominees listed on the proxy card (proposal 1); FOR the ratification and approval of the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending November 30, 2009, and to authorize the Audit Committee to set the independent auditors’ remuneration (proposal 2); and, in their discretion, upon such other matters as may properly come before the Meeting.

Shareholders may return their proxies by mail, by touch-tone telephone, or through the Internet, or may vote in person at the Meeting. If your shares are registered in your name, we encourage you to return your proxy by telephone by calling toll-free 1-800-652-8683 or, if you have Internet access, through the Internet at www.investorvote.com/asa. When you return your proxy by telephone or through the Internet, your instructions are recorded immediately and there is no risk that postal delays will cause your proxy to arrive late and therefore not be counted. If you hold your shares in “street name” through a broker, bank or other nominee, your nominee may allow you to return your proxy by telephone or through the Internet. Please consult the materials you receive from your nominee prior to returning your proxy by telephone or through the Internet. Shareholders who plan on attending the Meeting will be required to provide valid identification in order to gain admission.

If you have any questions regarding the proposals or need assistance returning your proxy, please contact our proxy solicitor, D.F. King & Co., Inc., toll-free at 1-800-578-5378.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the Company is not aware of any person or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) owning beneficially more than 5% of the Company’s outstanding Common Shares, except as follows:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares

Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	849,209(1)	11.79%	(1)

WS Management, LLLP 225 Water Street, Suite 1987 Jacksonville, Florida 32202	374,301(2)	5.20%	(2)
__________________________
(1)  The above information is based solely on the Form 13F filed by Lazard Asset Management LLC on November 12, 2008, according to which Lazard Asset Management LLC has sole voting and investment power over the shares shown opposite its name.

(2)  The above information is based solely on the Schedule 13G filed by WS Management, LLLP on December 5, 2008, according to which WS Management, LLLP has sole voting and investment power over the shares shown opposite its name.

On June 13, 2008, the Company commenced a tender offer to purchase up to 2,400,000 of its Common Shares, representing 25% of its issued and outstanding shares. Because the number of shares tendered exceeded 2,400,000 shares, the Company purchased shares duly tendered on a pro rata basis in accordance with the number of shares duly tendered by each shareholder. The Company paid $79.92 per share, the amount equal to 98% of $81.55, the net asset value per share as determined by the Company at the close of regular trading on the New York Stock Exchange on July 25, 2008, the expiration date of the tender offer. To the best of the Company’s knowledge, at the time of the tender offer Laxey Partners Limited (“Laxey Partners”) together with a group of shareholders managed or advised by Laxey Partners (collectively with Laxey Partners, “Laxey”) and Lazard Asset Management LLC (“Lazard”) each was a “group” (as that term is used in Section 13(d) of the Exchange Act) owning beneficially more than 5% of the Company’s outstanding Common Shares. Based on information from a source at Laxey Partners, Laxey sold 330,600 Common Shares in connection with the tender offer and received proceeds of approximately $26,421,552. Based on information from a source at Lazard, Lazard sold 587,683 Common Shares in connection with the tender offer and received proceeds of approximately $46,967,625.

QUORUM AND REQUIRED VOTING

One-third (1/3) of the Company’s outstanding Common Shares present in person or by proxy and entitled to vote constitutes a quorum at the Meeting. If, within five minutes from the time scheduled for the Meeting, a quorum of shareholders is not present, the Meeting shall stand adjourned until such other day, time and place as the chairman of the Meeting may determine.

Assuming that a quorum is present at the Meeting, approval of each proposal requires the affirmative vote of a majority of the votes cast at the Meeting, whether in person or by proxy. Abstentions and “broker non-votes” (i.e., shares held by brokers, banks or other nominees as to which (i) instructions have not been received from the beneficial owner or persons entitled to vote and (ii) the broker, bank or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present, but will have no effect on the vote.

PROPOSAL 1: ELECTION OF DIRECTORS

Unless contrary instructions are given, the persons named as proxies will vote such proxies for the election of the nominees listed below to serve as directors of the Company until the next Annual General Meeting of Shareholders. At the November 13, 2008 Board meeting, the Board elected David J. Christensen as a director of the Company to fill the vacancy created by the resignation of Henry R. Breck. The Board also elected Julian Reid as Deputy Chairman (non-executive) of the Company, a position formerly held by Mr. Breck. At the November 13, 2008 Board meeting, each of Robert J.A. Irwin, Harry M. Conger, James G. Inglis, and A. Michael Rosholt announced his intention to retire as a director of the Company effective the date of the Meeting. The Board determined to decrease the size of the Board to five directors effective the date of the Meeting. Each nominee (other than Mr. Christensen) was elected to serve as a director of the Company at the Annual General Meeting of Shareholders held on April 8, 2008. Each nominee has consented to being named in this proxy statement and to serve if elected. In the event that any of the nominees is unable or declines to serve as a director, an event that the Board does not anticipate, proxies may be voted at the Meeting for the election of another person in his stead or the Board may reduce the number of directors as provided in the Company’s Bye-Laws. The following is a list of each nominee, his age, address, principal occupation and present positions, including any affiliations with the Company, the length of service with the Company and other directorships held. Unless otherwise noted, each of the directors has engaged in the principal occupation listed in the following table for five years or more.

Name, Address (1)	Position Held, Term of Office (2) and Length	Principal Occupation During the
and Age	of Time Served	Past Five Years	Other Directorships

Interested Director*:

David J. Christensen, 46	Director since November 2008.	Vice President – Investments since May 2007; Vice President, Corporate Development of Gabriel Resources Ltd. 2006 to 2008; independent financial consultant from 2003 to 2006; Director of Fundamental Equity Research for Credit Suisse First Boston from 2002 to 2003.	Director of Hecla Mining Company (precious metals mining company).
Independent Directors**:

Phillip Goldstein, 63	Director since April 2008.	Self-employed investment advisor since 1992; principal of the general partner of six private investment partnerships in the Bulldog Investors group of funds.	Director of Brantley Capital Corporation and Mexico Equity and Income Fund.

Andrew Pegge, 45	Director since May 2008.	Director and Chief Executive Officer of Laxey Partners Limited (global active value fund manager) since 1999.	None

Name, Address (1)	Position Held, Term of Office (2) and Length	Principal Occupation During the
and Age	of Time Served	Past Five Years	Other Directorships

Robert A. Pilkington, 63	Director since 2004 (ASA South Africa from 1979 to 2005).	Investment banker and Managing Director of UBS Securities LLC and predecessor companies since 1985.	Director of Avocet Mining PLC (gold mining company).

Julian Reid, 64	Deputy Chairman (non-executive) since November 2008; Director since April 2008.	Director of JF China Region Fund, Inc. (since 1997); Director and Chairman of 3a Funds Group (since 1998); Director (since 2004) and Chairman (since 2005) of The Korea Fund, Inc.; Director and Chairman of Prosperity Voskhod Fund Ltd. (since 2006); Director and Chairman of Morgan’s Walk Properties Ltd. (2002-2006) (residential property owner/ manager); President (2004), Director (1994-2004) and Chairman (1998-2004) of Saffron Fund, Inc.	None
_______________________
(1)	For the purposes of his position as a director of the Company, the address for each director is c/o LGN Group, LLC, P.O. Box 269, Florham Park, NJ 07932.
(2)	Each director of the Company will serve as such until the next Annual General Meeting of Shareholders.
*	An “interested person” of the Company, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), by reason of being an officer of the Company.
**	A director that is not an “interested person” of the Company.

Required Vote: The election of directors requires the affirmative vote of a majority of the votes cast at the Meeting.

The directors unanimously recommend that you vote FOR proposal 1.

EXECUTIVE OFFICERS

The current executive officers of the Company are Robert J.A. Irwin (81), Chairman of the Board, Director and Treasurer since 2003, and President since 2004; David J. Christensen, whose biographical information is set forth above; and Paul K. Wustrack, Jr. (65), Secretary and Chief Compliance Officer since 2004. During the past five years, Mr. Irwin served as Chairman of the Board of ASA South Africa from 1993 to 2005, as Director of ASA South Africa from 1987 to 2005, and as Treasurer of ASA South Africa from 1999 to 2005. Mr. Irwin’s address is c/o ASA Limited, 11 Summer Street, 4th Floor, Buffalo, NY 14209. During the past five years, Mr. Wustrack served as Assistant U.S. Secretary of ASA South Africa from 2002 to 2005, and as Chief Compliance Officer of ASA South

Africa from 2004 to 2005; prior thereto he was Special Counsel with Phillips, Lytle, Hitchcock, Blaine & Huber LLP. Mr. Wustrack’s address is c/o ASA Limited, 11 Summer Street, 4th Floor, Buffalo, NY 14209.

At the November 13, 2008 Board meeting, Mr. Irwin announced his intention to retire as Chairman, President, Treasurer and a director of the Company effective the date of the Meeting. Upon Mr. Irwin’s retirement, the executive officers of the Company are anticipated to be David J. Christensen, President; Lawrence G. Nardolillo (66), Treasurer and Chief Financial Officer; and Paul K. Wustrack, Jr., Secretary and Chief Compliance Officer. During the past five years, Mr. Nardolillo was the owner-member of LGN Group, LLC, which provides certain administrative and shareholder services to the Company. Mr. Nardolillo’s address is c/o LGN Group, LLC, 140 Columbia Turnpike, 2nd Floor, Florham Park, NJ 07932. Executive officers are elected at the first Board meeting after each Annual General Meeting of Shareholders to serve for the ensuing year.

DIRECTOR/OFFICER COMPENSATION

Each director receives an annual fee of $20,000 for his services as a director and a fee of $1,000 for each Board and Committee meeting that he attends (whether in person or by telephone). The Chairman of the Audit Committee receives an additional $2,000 for each Audit Committee meeting that he attends. A director may receive additional compensation for providing special services as a director at the request of the Board. The Company pays to any retired director who served as a director of the Company or its predecessor, ASA South Africa, for at least twelve years an annual retirement benefit equal to 75% of the annual retainer fee paid to active directors, as may be increased from time to time. Directors retiring after attaining the age of 70 are entitled to such retirement benefit for life; directors retiring prior to attaining such age are entitled to such retirement benefit for the lesser of life or the number of years they served as a director. Payments of directors’ retirement benefits have not been funded by the Company.

A summary of the compensation and benefits for the nominees for election as directors and the officers of the Company for the fiscal year ended November 30, 2008 is shown below:

Name of Person	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Company	Estimated Annual Benefits Upon	Total Compensation From Company
& Position	from Company	Expenses	Retirement (1)	Paid to Director

Interested Director:

David J. Christensen, Director and Vice President – Investments	$359,167(2)		$15,000	$833(3)

Independent Directors:

Phillip Goldstein,	$20,333(4)	–	$15,000	$20,333(4)
Director

Andrew Pegge,	$17,667(5)	–	$15,000	$17,667(5)
Director

Robert A. Pilkington,	$56,000(6)	–	$15,000	$56,000(6)
Director

Name of Person	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Company	Estimated Annual Benefits Upon	Total Compensation From Company
& Position	from Company	Expenses	Retirement (1)	Paid to Director

Julian Reid,	$49,333(7)	–	$15,000	$49,333(7)
Director and Deputy Chairman (non-executive)

Other Officers:

Robert J.A. Irwin, Chairman, President and Treasurer	$578,500(8)	(9)	$15,000(10)	$31,000

Paul K. Wustrack, Jr.,	$275,000(11)	–	–	N/A
Secretary and Chief Compliance Officer
___________________________
(1)
All directors qualify to receive retirement benefits if they have served the Company or its predecessor, ASA South Africa, for at least twelve years prior to retirement. The amount shown for each director is the total benefits which are, or would be, payable to such person assuming such director had served twelve years as of November 30, 2008.

(2)
In the event that the Company terminates Mr. Christensen’s employment other than for cause, the Company will pay Mr. Christensen an amount equal to 60% of his then-effective annual salary for the year in which the termination occurs.

(3)	The amount shown for Mr. Christensen covers the period from November 13, 2008 through November 30, 2008.
(4)	The amount shown for Mr. Goldstein covers the period from April 29, 2008 through November 30, 2008.
(5)	The amount shown for Mr. Pegge covers the period from May 2, 2008 through November 30, 2008.
(6)
The amount shown for Mr. Pilkington includes additional compensation paid to Mr. Pilkington for providing, at the request of the Board, special services for the Board’s Long-Range Planning Committee and special services as a director in connection with the Board’s solicitation of proxies for the 2008 Annual General Meeting of Shareholders.

(7)
The amount shown for Mr. Reid covers the period from April 29, 2008 through November 30, 2008, and includes additional compensation paid to Mr. Reid for providing, at the request of the Board, special services as a director in connection with a strategic review of the Company.

(8)
In addition to the amount shown, Mr. Irwin receives an annual allowance of $85,000 for office expenses (including office rental, cleaning, secretarial support, computer internet connection and basic phone service) and other business expenses that he incurs in connection with his services to the Company. The allowance was estimated based on an annual budget for these expenses.

(9)
Prior to January 2, 2009, the Company had an unfunded non-qualified pension agreement with Mr. Irwin, pursuant to which the Company credited amounts to a pension benefit account as determined from time to time by the Board. Through the period ended November 30, 2006, interest equivalents were credited on amounts credited to the pension benefit account at an annual rate of 3.5%. Beginning December 1, 2006, interest equivalents were credited at an annual rate of 5%. The Company recorded an expense of $108,850, including interest, for the total amount credited to the pension benefit account during the year ended November 30, 2008. At November 30, 2008, the Company had recorded a liability for pension benefits due under the agreement of $760,817, including interest. An amount equal to the balance in the pension benefit account, $770,055, was paid to Mr. Irwin in a lump sum on January 2, 2009. Upon that payment, the agreement terminated.

(10)
The amount shown for Mr. Irwin includes only the retirement benefits payable to him as a director and not the benefits payable to him under the non-qualified pension agreement described in Note (9) above.

(11)
In addition to the amount shown, Mr. Wustrack receives an annual allowance of $12,000 for office expenses (including office rental, cleaning, computer internet connection and basic phone service) that he incurs in connection with his services to the Company. The allowance was estimated based on an annual budget for these expenses.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth as of the Record Date certain information regarding the beneficial ownership of Common Shares of the Company by each director, each executive officer, and all directors and all executive officers as a group, including the dollar range of the value of equity securities beneficially owned by each director.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Outstanding Shares	Aggregate Dollar Range of Share Ownership (2)

Interested Directors:
David J. Christensen	None	0.00%	None
Robert J.A. Irwin	4,000 (3)	*	Over $100,000

Independent Directors:
Harry M. Conger	1,100 (4)	*	$50,001 - $100,000
Phillip Goldstein	None	0.00%	None
James G. Inglis	None	0.00%	None
Andrew Pegge	105,628 (5)	1.47%	Over $100,000
Robert A. Pilkington	3,000	*	Over $100,000
Julian Reid	None	0.00%	None
A. Michael Rosholt	None	0.00%	None

Other Officer:
Paul K. Wustrack, Jr.	10	*	N/A

All Directors and Executive Officers as a group:	113,738	1.58%	N/A
_____________________
(1)	Each individual has sole voting and investment power over the shares shown opposite his name, except as otherwise noted.
(2)	Valuation as of the Record Date.
(3)	Mr. Irwin has shared voting and investment power over 142 shares owned by his wife.
(4)	Mr. Conger has shared voting and investment power over 1,000 shares.
(5)
Mr. Pegge has shared voting and investment power over the shares shown opposite his name. Mr. Pegge and Mr. Colin Kingsnorth are the principals of Laxey Partners. Each of Messrs. Pegge and Kingsnorth is the beneficial owner of 105,628 shares. Laxey Partners is the manager of (among other entities) LAXC Ltd., a British Virgin Islands company (“LAXC”); Leaf Ltd., a British Virgin Islands company (“LEAF”); LP Alternative, LP, a Delaware limited partnership (“LPALP”); Laxey Investors, LP, a Delaware limited partnership (“LLP”); and LACV Ltd., a British Virgin Islands company (“LACV”). The following table shows these entities’ beneficial ownership of 105,628 Common Shares of the Company as of the Record Date. Each of the entities in the table directly owns and has shared voting and investment power over the shares shown opposite its name.

Name	Date	No. of Shares

LAXC	01/09/09	18,260
LEAF	01/09/09	7,622
LPALP	01/09/09	10,810
LLP	01/09/09	1,224
LACV	01/09/09	67,712

*	The Common Shares shown for this individual constituted less than 1% of the Company’s outstanding Common Shares.

In connection with the Company’s 2008 Annual General Meeting of Shareholders, Laxey filed with the Securities and Exchange Commission a proxy statement in which Laxey nominated Andrew Pegge (Chief Executive Officer and, through a family trust, a 50% owner of Laxey Partners), Phillip Goldstein, and Julian Reid for election to the Company’s board of directors, to replace three of the nominees of the board of directors. Laxey’s proxy statement also included a proposal to recommend that the board of directors undertake a series of tender offers to address the discount from net asset value at which the Company’s shares have been trading. In its proxy statement, Laxey indicated that it intended to bear the costs of its proxy solicitation, which estimated costs were approximately $800,000. In its proxy statement, Laxey also indicated that it did not then intend to seek reimbursement of the costs of its proxy solicitation from the Company, but that it may decide to do so in the future. At the Company’s 2008 Annual General Meeting of Shareholders held on April 8, 2008, shareholders ultimately elected Andrew Pegge, Phillip Goldstein, and Julian Reid to serve as directors of the Company, but did not approve Laxey’s tender offer proposal. Laxey paid the costs of its proxy solicitation, but now Laxey is seeking reimbursement of its costs from the Company. Laxey has informed the Company that the actual costs of Laxey’s proxy solicitation were approximately $985,000. The Company’s Board is reviewing Laxey’s request for reimbursement, but has yet to act upon the request. Accordingly, the amount, if any, that the Company may reimburse Laxey is uncertain.

BOARD COMMITTEES

The Board has an Audit Committee, a Compensation Committee, an Ethics Committee, and a Nominating Committee.

The current members of the Audit Committee are Messrs. Pegge (Chairman), Conger, Goldstein and Inglis, each of whom is an Independent Director (and an independent director as that term is defined in the rules of the New York Stock Exchange). The Audit Committee acts pursuant to a written charter, a current copy of which is available on the Company’s website at www.asaltd.com. The responsibilities of the Audit Committee include overseeing (i) the Company’s accounting and financial reporting policies and practices, (ii) the Company’s internal controls and procedures, and (iii) the integrity, quality and objectivity of the Company’s financial statements and the audit thereof. The Audit Committee is directly responsible for the selection (subject to ratification by a majority of the Independent Directors and by the shareholders), compensation, oversight and, when appropriate, termination of the Company’s independent auditors. Attached as Appendix A is a copy of the Company’s Audit Committee Report with respect to the Company’s audited financial statements for the fiscal year ended November 30, 2008.

The current members of the Compensation Committee are Messrs. Conger (Chairman), Inglis, Pilkington and Reid, each of whom is an Independent Director. The primary function of the Compensation Committee is to make recommendations to the Board regarding the compensation of the directors and officers of the Company.

The current members of the Ethics Committee are Messrs. Inglis (Chairman) and Pilkington. The primary function of the Ethics Committee is to ensure compliance by the directors, the officers and certain other persons with the Company’s Code of Ethics and Rule 17j-l under the 1940 Act.

The current members of the Nominating Committee are Messrs. Pilkington (Chairman), Conger, Pegge and Rosholt, each of whom is an Independent Director. The Nominating Committee is responsible for identifying qualified candidates for the Board and the committees of the Board. The Nominating Committee acts pursuant to a written charter, a current copy of which is available on the Company’s website at www.asaltd.com. The responsibilities of the Nominating Committee include (i) considering and evaluating the structure, composition and membership of the Board and each of its committees, (ii) evaluating and recommending the persons to be nominated by the Board for election as directors at the next Annual General Meeting of Shareholders and to fill vacancies on the Board as necessary, and (iii) evaluating and recommending directors to serve as members of the committees of the Board.

The Board also has a Steering Committee that meets from time-to-time. The current members of the Steering Committee are Messrs. Reid (Chairman), Goldstein, Pegge and Pilkington, each of whom is an Independent Director. Leading up to the Meeting, the primary function of the Steering Committee has been to evaluate the Company’s governance structure and to make recommendations to the Board regarding the restructuring of the Board and the Company’s management in view of the impending retirement of Messrs. Irwin, Conger, Inglis, and Rosholt as directors of the Company and Mr. Irwin as an officer of the Company. In this regard, the Steering Committee also temporarily performs the functions normally performed by the Compensation Committee and the Nominating Committee. The broader function of the Steering Committee is to conduct a strategic review of the Company, including the Company’s business development.

The Board also has a Long-Range Planning Committee that meets from time-to-time. The current members of the Long-Range Planning Committee are Messrs. Pilkington (Chairman) and Reid.

DIRECTOR ATTENDANCE AT MEETINGS

During the fiscal year ended November 30, 2008, there were eleven meetings of the Board, five meetings of the Audit Committee, four meetings of the Compensation Committee, four meetings of the Ethics Committee, one meeting of the Nominating Committee, two meetings of the Steering Committee, and one meeting of the Long-Range Planning Committee. Each director attended 75% or more of the meetings of the Board and the committees on which he served.

Although the Company does not have a policy on director attendance at the Annual General Meetings of Shareholders, directors are encouraged to attend. The 2008 Annual General Meeting of Shareholders was attended by all of the Company’s nine directors.

SHAREHOLDER COMMUNICATIONS

Shareholders may send written communications to the Company’s Board or to an individual director by mailing such correspondence to the Board or the individual director, as the case may be, c/o LGN Group, LLC, P.O. Box 269, Florham Park, NJ 07932 (addressed to the Company). Such communications must be signed by the shareholder and identify the number of shares held by the shareholder. Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual director. Any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must also meet all the requirements of Rule 14a-8. See “Shareholder Proposals” below.

INFORMATION REGARDING THE COMPANY’S PROCESS FOR NOMINATING
DIRECTOR CANDIDATES

The Nominating Committee will recommend to the Board candidates for new or vacant Board positions based on its evaluation of which potential candidates are most qualified to serve and protect the interests of the Company’s shareholders and to promote the effective operations of the Board. In considering director candidates, the Nominating Committee may take into account a variety of factors, including whether the candidates (i) are of the highest character and integrity; (ii) have distinguished records in their primary careers; (iii) have substantial experience and breadth of knowledge which is of relevance to the Company, particularly relating to gold and other precious minerals, finance, securities law, the workings of the securities markets, or investment management; (iv) have sufficient time available to devote to the affairs of the Company in order to fulfill their duties and responsibilities, including service on Board committees; (v) are committed to working collaboratively with other members of the Board in promoting the best long-term interests of shareholders; (vi) qualify as Independent Directors; and (vii) are free of any conflicts of interest that would interfere with the proper performance of their duties as directors. Different substantive areas may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Nominating Committee’s (or the Board’s) perceptions about future issues and needs.

The Committee considers candidates from any source deemed appropriate by the Committee, including: (a) the Company’s current directors, (b) the Company’s officers, and (c) the Company’s shareholders. The Committee will not consider self-nominated candidates. The Committee may, but is not required to, retain a third party search firm to identify potential candidates.

The Nominating Committee will consider nominees recommended by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. Shareholders may send resumes of recommended persons to the Chairman – Nominating Committee of ASA Limited, c/o LGN Group, LLC, P.O. Box 269, Florham Park, NJ 07932. The shareholder recommendation must be received at the above address no later than September 25, 2009. The shareholder recommendation must be accompanied by all information relating to such candidate that is required to be disclosed in solicitations of proxies for the election of directors. In addition, the shareholder recommendation must be accompanied by the written consent of the candidate to stand for election if nominated by the Board and to serve if elected by the shareholders. No nominee recommendation has been received from a shareholder for inclusion in this proxy statement.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

The Company does not know of any director, officer or beneficial owner of more than 10% of the Company’s shares who, during the Company’s last fiscal year, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act.

PROPOSAL 2: RATIFICATION AND APPROVAL OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS AND AUTHORIZATION OF THE AUDIT COMMITTEE OF THE BOARD TO SET THE AUDITORS’ REMUNERATION

In accordance with Section 89 of the Companies Act 1981 of Bermuda, the Company’s shareholders have the authority to appoint the Company’s independent auditors and to authorize the Audit Committee of the Board to set the auditors’ remuneration. The Audit Committee has nominated Ernst & Young LLP (“Ernst & Young”) New York, NY, an independent registered public accounting firm, to serve as the Company’s independent auditors to audit the accounts of the Company for the fiscal year ending November 30, 2009. The Board, including a majority of Independent Directors, has ratified their nomination and has directed that their selection be submitted to the Company’s shareholders for ratification and approval of appointment.

In the opinion of the Audit Committee, the services provided by Ernst & Young are compatible with maintaining the independence of the Company’s independent registered public accounting firm. Ernst & Young has informed the Company that, in its professional judgment, it is not aware of any relationships between Ernst & Young and the Company that may reasonably be thought to bear on its independence.

A representative of Ernst & Young is expected to be present at the Meeting to respond to appropriate questions and will be given the opportunity to make a statement if he or she desires to do so.

Audit and Non-Audit Fees

Aggregate fees billed by Ernst & Young for professional services rendered to the Company for the fiscal years ended November 30, 2008 and November 30, 2007 are set forth below.

	Fiscal Year 2008	Fiscal Year 2007

Audit Fees	$94,000	$88,000
Audit-Related Fees	-0-	-0-
Tax Fees	5,500	-0-
All Other Fees	-0-	-0-

Total	$99,500	$88,000

Audit Fees include the aggregate fees billed for professional services rendered by the independent auditors for the audit of the Company’s annual financial statements and review of the semi-annual financial statements and services rendered in connection with statutory or regulatory filings, including the annual and semi-annual reports.

Audit-Related Fees include the aggregate fees billed for assurance and related services by the independent auditors that are reasonably related to the performance of the audit or review of the financial statements.

Tax Fees include the aggregate fees billed for professional services rendered by the independent auditors in connection with tax compliance, tax advice and tax planning. The figure for 2008 includes fees billed for U.S. tax advisory services.

All Other Fees include the aggregate non-audit fees not disclosed above that were billed for projects and services provided by the independent auditors.

The aggregate fees billed by Ernst & Young for non-audit services rendered to the Company for the fiscal years ended November 30, 2008 and November 30, 2007 were $5,500 and $0, respectively.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditors

The Audit Committee of the Company has the sole authority to pre-approve all audit and non-audit services to be provided by the independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)B of the Exchange Act which are approved by the Committee prior to the completion of the audit. During the fiscal year ended November 30, 2008, there were no services included in Audit Related Fees, Tax Fees and All Other Fees that were approved by the Audit Committee pursuant to the de minimis exception provided in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. Any individual project that does not exceed $25,000 may be pre-approved by the chair of the Audit Committee. Any such pre-approval by the chair of the Audit Committee must be presented to the full Committee at its next scheduled meeting. Any proposed services exceeding that cost level requires specific pre-approval by the Audit Committee. Pre-approval of audit and non-audit services shall not be required if the engagement to render the services is entered into pursuant to pre-approved policies and procedures established by the Audit Committee, provided the Committee is informed of each such service. The Audit Committee has not established such policies and procedures.

Required Vote: The ratification and approval of the appointment of the Company’s independent auditors and the authorization for the Audit Committee to set the auditors’ remuneration requires the affirmative vote of a majority of the votes cast at the Meeting.

The directors unanimously recommend that you vote FOR proposal 2.

PRESENTATION OF FINANCIAL STATEMENTS

In accordance with Section 84 of the Companies Act 1981 of Bermuda, the Company’s audited financial statements for the fiscal year ended November 30, 2008 will be presented at the Meeting. These statements have been approved by the Company’s Board. There is no requirement under Bermuda law that such statements be approved by the shareholders, and no such approval will be sought at this Meeting.

ADDITIONAL INFORMATION

The principal executive office of the Company is located at 11 Summer Street, 4th Floor, Buffalo, NY 14209. The Company does not have an outside investment adviser.

LGN Group, LLC provides certain administrative and shareholder services to the Company. LGN Group, LLC is located at 140 Columbia Turnpike, 2nd Floor, Florham Park, NJ 07932.

Kaufman Rossin Fund Services, LLC, located at 2699 South Bayshore Drive, 9th Floor, Miami, FL 33133, provides accounting services to the Company.

SHAREHOLDER PROPOSALS

In order for a shareholder proposal to be included in the Company’s proxy statement and proxy card for the 2010 Annual General Meeting the proposal must be received no later than September 25, 2009.

Under Rule 14a-4 of the Exchange Act, if a shareholder wishes to present a proposal for consideration at the 2010 Annual General Meeting without inclusion of such proposal in the Company’s proxy statement and proxy card, the notice of such proposal must be received no later than December 9, 2009. If notice of such proposal is not received by December 9, 2009, management proxies may use their discretionary authority to vote on such proposal. Bermuda law provides that only registered shareholders holding not less than 5% of the total voting rights in the Company or 100 registered shareholders together may require a proposal to be submitted to an annual general meeting. Generally, notice of such a proposal must be deposited at the registered office of the Company (ASA Limited, Canon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda) no less than six weeks before the date of the meeting, unless the meeting is subsequently called for a date six weeks or less after the notice has been deposited.

OTHER MATTERS

The management of the Company knows of no other business that will be presented for consideration at the Meeting, but should any other matters requiring a vote of shareholders arise, the persons named as proxies will vote thereon in accordance with their best judgment.

ASA Limited

Robert J.A. Irwin
Chairman of the Board, President and Treasurer

January 23, 2009

APPENDIX A

AUDIT COMMITTEE REPORT

ASA LIMITED

The Audit Committee of the Board of Directors of ASA Limited (the “Company”) was created to assist the Board of Directors in its oversight of matters relating to accounting and financial reporting, internal control over financial reporting, the integrity, quality and objectivity of the Company’s financial statements and the independent audit thereof, the Company’s independent auditors, and certain legal and regulatory compliance. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit. Members of the Audit Committee rely without independent verification on the information provided and the representations made to them by management and Ernst & Young LLP, the Company’s independent auditors.

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended November 30, 2008. In conjunction with its review, the Audit Committee has met with the management of the Company to discuss the audited financial statements. In addition, the Audit Committee has discussed with Ernst & Young LLP, the matters required pursuant to Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and has received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence. The Audit Committee has also discussed with Ernst & Young LLP the independence of Ernst & Young LLP.

Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth in the Audit Committee Charter, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report for the fiscal year ended November 30, 2008.

This report has been approved by all of the members of the Audit Committee (whose names are listed below), each of whom has been determined to be independent as defined in the New York Stock Exchange’s listing standards.

January 13, 2009

Andrew Pegge (Chairman)
Harry M. Conger
Phillip Goldstein
James G. Inglis

ASA LIMITED

Electronic Voting Instructions
You can return your proxy via the Internet or by telephone! Available 24 hours a day, 7 days a week!
Instead of returning your proxy by mail, you may choose one of the two methods outlined below to return your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted via the Internet or by telephone must be received by 1:00 a.m., Eastern Time, on February 17, 2009.
Return your proxy via the Internet
• Log on to the Internet and go to www.investorvote.com/asa
• Have your proxy card in hand when you log on and follow the steps outlined on the secured website.
Return your proxy by telephone
• Call toll free 1-800-652-8683 within the United States, Canada & Puerto Rico any time on a touch-tone telephone. There is NO CHARGE to you for the call.
• Have your proxy card in hand when you call and follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in
this example. Please do not write outside the designated areas.	☒

ASA Limited — Annual General Meeting Proxy Card

IF YOU HAVE NOT RETURNED YOUR PROXY VIA THE INTERNET OR BY TELEPHONE, DETACH ALONG THE PERFORATION, AND MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A PROPOSALS —	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL 2.

1. Election of Directors						For	Against	Abstain
	For	Against	Abstain	2.	To ratify and approve the appointment of Ernst &	☐	☐	☐
01 - D.J. Christensen	☐	☐	☐		Young LLP as the Company’s independent auditors
for the fiscal year ending November 30, 2009, and to
authorize the Audit Committee of the Board to set the
02 - P. Goldstein	☐	☐	☐		independent auditors’ remuneration.

03 - A. Pegge	☐	☐	☐	3.	In their discretion, the proxies are authorized to vote
upon such other business as may properly come
before the Meeting or any adjournment or
04 - R.A. Pilkington	☐	☐	☐		postponement of the Meeting.

05 - J. Reid	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears on this proxy. Joint shareholders should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian or custodian, please give full title. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person indicating title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.

ASA LIMITED

RETURN YOUR PROXY VIA THE INTERNET OR BY TELEPHONE

Dear Shareholder:

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

ASA Limited encourages you to return your proxy electronically via the Internet or by telephone, both of which are available 24 hours per day, seven days per week. If you return your proxy electronically via the Internet or by telephone, you do NOT need to mail your proxy card.

•
To return your proxy electronically via the Internet, go to the Website: www.investorvote.com/asa and follow the prompts. You must use the information printed in the title bar on the reverse side of this card.

•	To return your proxy by telephone, use a touch-tone telephone and call 1-800-652-8683. You must use the information printed in the title bar on the reverse side of this card.

If you have any questions regarding the proposals or need assistance returning your proxy, please contact D. F. King & Co., Inc., which is assisting ASA Limited, at 1-800-578-5378 (call toll-free).

Thank you for your prompt attention to this request.

IF YOU HAVE NOT RETURNED YOUR PROXY VIA THE INTERNET OR BY TELEPHONE, DETACH ALONG THE PERFORATION, AND MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

ASA Limited — Annual General Meeting Proxy Card

This proxy is being solicited on behalf of the Board of Directors of ASA Limited (the “Company”).

The undersigned hereby appoints as proxies Paul K. Wustrack, Jr. and Lawrence G. Nardolillo, and each of them (with power of substitution), to vote all of the undersigned’s shares in the Company held on the record date at the Annual General Meeting of Shareholders to be held on February 17, 2009 at 10:00 a.m., Eastern Time, at the offices of K&L Gates LLP, 599 Lexington Avenue, 32nd Floor, New York, NY 10022, and any adjournment or postponement thereof (the “Meeting”), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” each Proposal, with discretionary power to vote upon such other business as may properly come before the Meeting.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED AS THE BOARD RECOMMENDS.

(Continued, and please sign, on reverse side.)